Asset Purchase Agreement (this “Agreement”) dated as of September 26, 2014, between Labor Smart, Inc. (“Buyer”) and Kwik Jobs, Inc. (“Seller”).

WITNESSETH:

Whereas, Seller desires to sell, assign, transfer and convey to Buyer, and Buyer desires to purchase, acquire and accept from Seller, substantially all of the operating assets (the Assets) of the Seller, excluding cash, security deposits, and accounts receivable, pursuant to and in accordance with the terms and conditions of this Agreement and as itemized in Schedule B.

Therefore, in consideration of the mutual representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1. DEFINITIONS

1.1 Definitions.

Capitalized terms used in this Agreement have the meanings set forth below:

“Business Day” means any day other than a Saturday or a Sunday or other day on which banking institutions in the State of New York are authorized or required by applicable law or other governmental action to close.

“Closing Date” means the date on which the transactions contemplated by this Agreement are consummated.

“Governmental Authority” shall mean any federal, state or local governmental entity, authority or agency, court, tribunal, board, regulatory commission or other body of any federal, state, county, district, municipality, city, foreign or other government unit.

ARTICLE 2. PURCHASE, SALE AND DELIVERY OF ASSETS

2.1 Transfer of Assets.

At the Closing, and upon the terms and subject to the conditions set forth in this Agreement, Seller shall sell, assign, transfer and convey to Buyer, and Buyer shall purchase, acquire and accept from Seller, all right, title and interest in and to the Assets.

2.2 Price.

The purchase price for the sale, assignment, transfer and conveyance of the Assets shall be calculated as follows: Buyer shall pay a down payment of $50,000 (Fifty Thousand Dollars). The down payment shall be paid in full no later than one day prior to the delivery of the Assets by Seller as provided herein, subject to Buyer’s right of inspection as set forth in Section 2.4 of this Agreement. On the 3rd day of each month thereafter and for an aggregate period of 18 calendar months, Buyer shall pay to Seller an amount equal to 5% of monthly accounts receivable collected from the operating locations in Birmingham, AL and Decatur, GA which are included in the Assets.

2.3 Delivery

Seller shall cause the Assets to be delivered to Buyer’s agents and/or employees and Seller shall assist with the integration of the Assets to the Buyer’s business for a reasonable amount of time, which may include visits to clients’ of the Assets or properties included in the Assets. Buyer will reimburse Seller for reasonable expenses incurred while traveling at Buyer’s request. Buyer and Seller together will coordinate operations to insure a smooth but timely and effective delivery without disruption to the operation of the Assets.

2.4 Right of Inspection.

Buyer has waived Right to Inspection.

2.5. Transfer of Title.

Transfer of title and full ownership rights in the Assets shall not pass to Buyer until Buyer has paid in full the down payment to Seller as described in Section 2.2. Seller agrees to assist Buyer with executing new lease agreements for the locations, as listed in Schedule B, included in the Assets.

2.6 Default

Buyer will be in Default under the terms of this agreement if monthly payments as described in Section 2.2 are not received by the 15th of the month due. If Buyer is unable to cure the Default by the 25th of the month when due, Buyer agrees to return the Assets to the Seller without delay.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF SELLER

3.1 Warranty.

Except as set forth herein, Seller makes no warranty to Buyer with respect to the Assets, and Buyer disclaims all other warranties, express or implied, including, without limitation, any implied warranty of merchantability or fitness for a particular purpose. Seller agrees to hold Buyer harmless for any and all liabilities of the Seller, both present and future. Buyer agrees to allow access to Seller any and all documents relating to customers and employees as needed for Seller’s success in collecting outstanding receivables as of the date of execution and reporting and record keeping requirements under state and federal employment law.

3.2 Condition.

Not Applicable.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF BUYER

4.1 Taxes.

In no event shall Buyer be responsible for any tax imposed upon Seller based upon Seller’s income or for the privilege of doing business.

4.2 Organization.

Buyer is a corporation company duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority to own, lease and operate all of its properties and assets, and to carry on its business as now conducted, to enter into this Agreement and to carry out the obligations thereunder.

4.3 No Violation.

Neither the execution and delivery of this Agreement nor the consummation of the transaction contemplated hereby will (i) result in the acceleration of, or the creation in any party of any right to accelerate, terminate, modify or cancel any material indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which Buyer is a party or by which it is bound, or to which any of its assets is subject or (ii) conflict with or result in a breach of or constitute a default under any provision of the Articles of Association (or other charter documents) of Buyer, or a default under or violation of any material restriction, lien, bond, guarantee, license, permit, agreement, understanding, arrangement, commitment, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability, whether oral or written, to which it is a party or by which it is bound or to which any of its assets is subject or result in the creation of any lien or encumbrance upon any of said assets.

4.4 No Consents.

No consent of, or notice to, any federal, state or local authority, or any third party or entity, is required to be obtained or given by Buyer in connection with the execution, delivery or performance of this Agreement.

ARTICLE 5. TERMINATION

5.1 Termination.

This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing by (a) mutual written consent of Seller and Buyer; (b) Seller in the event of any breach by Buyer of any of its representations or warranties contained herein, and the failure of Buyer to cure such breach within 1 Business Day after receipt of written notice from Seller requesting such breach to be cured; or (c) Buyer in the event of any breach by Seller of any of its representations or warranties contained herein, and the failure of Seller to cure such breach within 1 Business Days after receipt of written notice from the Buyer requesting such breach to be cured.

ARTICLE 6. MISCELLANEOUS

6.1 No Waiver.

The waiver or failure of either party to exercise in any respect any right provided in this Agreement shall not be deemed a waiver of any other right or remedy to which the party may be entitled.

6.2 Entirety of Agreement.

The terms and conditions set forth in this Agreement constitute the entire agreement between the parties and supersede any communications or previous agreements with respect to the subject matter of this Agreement. There are no written or oral understandings, directly or indirectly, related to this Agreement that are not set forth herein. No change can be made to this Agreement other than in writing and signed by both parties.

6.3 Governing Law.

This Agreement shall be construed and enforced according to the laws of the State of Nevada. Any claim or dispute related to this Agreement, including the validity of this arbitration clause, shall be resolved by binding arbitration by the American Arbitration Association, under the arbitration rules then in effect, by a panel of three arbitrators (one to be chosen by Buyer, one to be chosen by Seller, and the third to be chosen by the two arbitrators chosen by Buyer and Seller).

6.4 Severability.

If any term of this Agreement is held found to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

In Witness whereof, the parties have executed this Agreement as of the date first written above.

Labor SMART, Inc   Kwik Jobs, Inc.
Buyer                                             Seller

By: _____________________________ By:____________________________

Its: President & CEO Its: ____________________________

_____________________ _____________________

Date Date